                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                         HOME LOAN FINANCIAL CORPORATION
                      ------------------------------------
                (Name of Registrant as Specified in Its Charter)


    -------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1)       Title of each class of securities to which transaction applies:

             ---------------------------------------------------------------
    2)       Aggregate number of securities to which transaction applies:

             ---------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

             ---------------------------------------------------------------

    4)       Proposed maximum aggregate value of transaction:
             ---------------------------------------------------------------

    5)       Total fee paid:
             ---------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)       Amount Previously Paid:

             --------------------------------------
    2)       Form, Schedule or Registration Statement No.:

             --------------------------------------
    3)       Filing Party:

             --------------------------------------
    4)       Date Filed:

                         HOME LOAN FINANCIAL CORPORATION
                                 401 MAIN STREET
                           COSHOCTON, OHIO 43812-1580
                                 (740) 622-0444

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

         The 2003 Annual Meeting of Shareholders of Home Loan Financial Corporation (the "Company") will be held at the offices of the Company at 401 Main Street, Coshocton, Ohio 43812, on October 14, 2003, at 4:30 p.m., local time (the "Annual Meeting"), for the following purposes:

         1. To elect two directors of the Company for terms expiring in 2004 and three directors of the Company for terms expiring in 2005; and

         2. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

         Only shareholders of the Company of record at the close of business on August 25, 2003, will be entitled to vote at the Annual Meeting and at any adjournments thereof. Whether or not you expect to attend the Annual Meeting, we urge you to consider the accompanying Proxy Statement carefully and to SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND THE PRESENCE OF A QUORUM MAY BE ASSURED. Giving a proxy does not affect your right to vote in person in the event you attend the Annual Meeting.

                                           By Order of the Board of Directors



Coshocton, Ohio                            Robert C. Hamilton
September 12, 2003                         Chairman

                         HOME LOAN FINANCIAL CORPORATION
                                 401 MAIN STREET
                           COSHOCTON, OHIO 43812-1580
                                 (740) 622-0444

                                 PROXY STATEMENT

                                     PROXIES

         The Board of Directors of Home Loan Financial Corporation (the "Company") is soliciting proxies in the form accompanying this Proxy Statement for use at the 2003 Annual Meeting of Shareholders of the Company to be held at the offices of the Company at 401 Main Street, Coshocton, Ohio 43812 on October 14, 2003, at 4:30 p.m., local time, and at any adjournments thereof (the "Annual Meeting"). Only shareholders of record as of the close of business on August 25, 2003 (the "Voting Record Date"), are entitled to vote at the Annual Meeting. Each such shareholder will be entitled to cast one vote for each share owned. As of the Voting Record Date, there were 1,661,762 votes entitled to be cast at the Annual Meeting.

         Without affecting any vote previously taken, a proxy may be revoked by executing a later dated proxy which is received by the Company before the proxy is exercised or by giving notice of revocation to the Company in writing or in open meeting before the proxy is exercised. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

         Each properly executed Proxy that is received prior to the Annual Meeting and is not revoked will be voted as specified or, in the absence of specific instructions to the contrary, will be voted:

         FOR the reelection of Neal J. Caldwell and Douglas L. Randles as directors of the Company for terms expiring in 2004; and

         FOR the reelection of Robert C. Hamilton, Robert D. Mauch and Marion M. Sutton as directors of the Company for terms expiring in 2005.

         Proxies may be solicited by the directors, officers and other employees of the Company or The Home Loan Savings Bank (the "Bank"), in person or by telephone, telegraph or mail only for use at the Annual Meeting. The Proxy will not be used for any other meeting. The cost of soliciting Proxies will be borne by the Company.

         This Proxy Statement and form of proxy are first being mailed to shareholders of the Company on or about September 12, 2003.

                        OWNERSHIP OF THE COMPANY'S SHARES

         The following table sets forth certain information about the only person, other than directors and executive officers of the Company, known to the Company to beneficially own more than five percent of the Company's outstanding common shares as of August 25, 2003:


                                                                                                 Percentage of
Name and address                                      Number of shares                        shares outstanding
----------------                                      ----------------                        ------------------
Home Loan Financial Corporation Employee
  Stock Ownership Plan
1201 Broadway                                              250,551 (1)                               15.08%
Quincy, Illinois 62301
-------------------------


(1) First Bankers Trust Company, N.A. is the Trustee for the Home Loan Financial Corporation Employee Stock Ownership Plan (the "ESOP"). The Trustee has voting power over shares that have not been allocated to an ESOP participant and shares that have been allocated to an ESOP participant but as to which no voting instructions are given by the participant. The Trustee has limited investment power over all ESOP shares. As of August 25, 2003, 149,979 shares have been allocated to the accounts of ESOP participants and 100,572 shares remained unallocated.


         The following table sets forth information about the number of common shares of the Company beneficially owned by each director and by all directors and executive officers of the Company as a group as of August 25, 2003:



                                                                                                  Percentage of
Name (1)                                                   Number of shares                    shares outstanding
--------                                                   ----------------                    ------------------
Neal J. Caldwell                                               49,737 (3)                            2.99%
Kyle R. Hamilton                                               45,389 (4)                            2.73
Robert C. Hamilton                                            143,332 (5)                            8.45
Robert D. Mauch                                                59,928 (6)                            3.58
Douglas L. Randles                                             50,341 (7)                            3.02
Marion M. Sutton                                                2,000                                 .12
Current directors and executive officers of the
Company as a group (7 people)                                 395,169 (8)                           22.94%
----------------------------


(1) Each of the persons listed in this table may be contacted at the address of the Company.

(2) All shares are owned directly with sole voting and investment power unless otherwise indicated by footnote.

(3) Includes 5,000 shares as to which Mr. Caldwell shares voting and investment power, 900 shares held in the Home Loan Financial Corporation Recognition and Retention Plan (the "RRP") to be distributed to him on October 13, 2003 and 2,249 shares that he may acquire upon the exercise of options.

(footnotes continued on next page)

(4) Includes 100 shares as to which Mr. Hamilton shares voting and investment power, 13,629 shares allocated to his ESOP account, 1,220 shares held in the RRP to be distributed to him on October 13, 2003 and 2,600 shares that he may acquire upon the exercise of options.

(5) Includes 20,300 shares as to which Mr. Hamilton shares voting and investment power, 29,344 shares allocated to his ESOP account, 4,498 shares held in the RRP to be distributed to him on October 13, 2003 and 34,706 shares that he may acquire upon the exercise of options.

(6) Includes 550 shares as to which Mr. Mauch shares voting and investment power, 900 shares held in the RRP to be distributed to him on October 13, 2003, 10,366 shares that he may acquire upon the exercise of options and 29,541 shares held as Trustee of the RRP. The 29,541 shares held as RRP Trustee includes the shares to be distributed to directors and executive officers on October 13, 2003.

(7) Includes 16,079 shares as to which Mr. Randles shares voting and investment power, 900 shares held in the RRP to be distributed to him on October 13, 2003 and 7,441 shares that may be acquired upon the exercise of options.

(8) In addition to the shares specifically listed in the table, includes 30,640 shares held directly by another executive officer, 18,120 shares allocated to such executive officer's ESOP account, 3,200 shares that may be acquired upon the exercise of options by such executive officer and 1,420 shares held in the RRP to be distributed to such executive officer on October 13, 2003. The shares held in the RRP are counted only once in determining the total number of shares owned by all directors and executive officers as a group.

BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities and Exchange Act of 1934 requires the Company's directors and executive officers to file reports of changes of ownership with the Securities and Exchange Commission. Based upon the Company's review of ownership reports prepared by the Company and written representations made by the Company's directors and executive officers, the Company believes that all Section 16(a) filing requirements were met.


                              ELECTION OF DIRECTORS

         As permitted by the Code of Regulations of the Company, effective August 1, 2003, the Board of Directors increased its number of members from five to six and elected Kyle R. Hamilton for a term expiring in 2004 to fill the vacancy created by the increase. The Board of Directors also created two classes of directors, with each director to be elected for a term of two years. At this Annual Meeting, in order to establish the staggered terms of the classes, one class of directors will be elected for a one-year term.

         The Board of Directors proposes the reelection at the Annual Meeting of five persons for terms that will expire as designated below. The five nominees receiving the greatest number of votes will be elected as directors. Each shareholder will be entitled to cast one vote for each share owned. Shares held by a nominee for a beneficial owner that are represented in person or by proxy but not voted and shares as to which the authority to vote is withheld ("non-votes") are not counted toward the election of directors or toward the election of the individual nominees specified on the proxy. If the proxy is signed and dated by the shareholder but no vote is specified, however, the shares held by such shareholder will be voted FOR the nominees specified on the proxy.


                                                              Proposed          Director of          Director of
                                                               term to          the Company           the Bank
Name                           Age      Position(s) held       expire               since              since
----                           ---      ----------------      ---------   ------    --------      ----------

Neal J. Caldwell                59      Director                2004               1997                    1989
Douglas L. Randles              58      Director                2004               1997                    1992
Robert C. Hamilton              60      Director,               2005               1997                    1982
                                        President and
                                        Chairman
Robert D. Mauch                 52      Director                2005               1997                    1989
Marion M. Sutton                59      Director                2005               2002                    2002




         Neal J. Caldwell. Mr. Caldwell has practiced veterinary medicine in Coshocton, Ohio, since 1972 and is an owner and operator of Coshocton Veterinary Clinic.

         Douglas L. Randles. Mr. Randles is the President of L.W. Randles Cheese, Inc., located in Warsaw, Ohio. Mr. Randles has been employed by L.W. Randles Cheese since 1969.

         Robert C. Hamilton. Mr. Robert Hamilton was employed by the Bank in 1981 as the Secretary, Treasurer and managing officer and has served as the President of the Bank since 1983. Mr. Robert Hamilton has worked in banking for over 40 years. Mr. Robert Hamilton is the father of Kyle R. Hamilton.

         Robert D. Mauch. Mr. Mauch, a Certified Public Accountant, has provided accounting, payroll and tax counseling services through Robert D. Mauch, CPA, Inc., located in Coshocton, Ohio, since 1988.

         Marion M. Sutton. Ms. Sutton has served as Chairman of the Board of Jones Metal Products Company in West Lafayette, Ohio since 2001. Previously, she served as Vice Chairman of Jones Metal from 1995 to 2001.

         Kyle R. Hamilton. Mr. Kyle Hamilton, age 32, will continue to serve as a director of the Company until the annual meeting of shareholders in 2004. Mr. Kyle Hamilton has been employed by the Bank since 1993. Currently, he is the Vice President of the Company and the Executive Vice President and a director of the Bank, positions he has held since October 2002. Mr. Kyle Hamilton also serves as the President of Home Loan Financial Services, Inc., a wholly-owned subsidiary of the Company that sells life insurance and other investment products. Previously, Mr. Kyle Hamilton served as Vice President and Director of Loan Administration of the Bank from October 1998 until October 2002. Mr. Kyle Hamilton is the son of Robert C. Hamilton.

         If any of the five nominees is unable to stand for election, any Proxies granting authority to vote for such nominee will be voted for a substitute that the Board of Directors recommends.

         Nominees for election as directors may be proposed only by the directors or by a shareholder who is entitled to vote for directors. A shareholder nomination must be submitted in writing to the Secretary of the Company: (1) for an annual meeting of shareholders, not later than the sixtieth day before the first anniversary of the most recent annual meeting and (2) for a special meeting of shareholders, not later than the close of business on the seventh day following the day on which notice of the special meeting was mailed to shareholders. Each written nomination must state the name, age, business or residence address of the nominee, the principal occupation or employment of the nominee, the number of common shares of the Company owned either beneficially or of record by the nominee and the length of time the shares have been owned. No nominations were submitted by shareholders for this Annual Meeting.

MEETINGS OF DIRECTORS

         The Board of Directors of the Company met seven times for regularly scheduled and special meetings during the fiscal year ended June 30, 2003. The Board of Directors of the Bank met twelve times for regularly scheduled and special meetings during the fiscal year ended June 30, 2003. Each director attended at least 75% of the aggregate total meetings of the Board of Directors of the Company and the meetings of the committees on which such director served during the last fiscal year.

COMMITTEES OF DIRECTORS

         The Board of Directors of the Company has an Audit Committee, a description of which is contained under the heading AUDIT COMMITTEE REPORT below. The Company has no compensation committee and the entire Board of Directors serves as a nominating committee.

         The Board of Directors of the Bank has an Executive Committee, an Executive Compensation Committee, a Compensation Committee and an Audit Committee. The entire Board of Directors serves as a nominating committee.

         The Executive Committee is comprised of Mr. Robert Hamilton, Mr. Caldwell and Mr. Mauch. The Executive Committee has all of the authority of the Board of Directors, except for certain matters that by law may not be delegated by the Board of Directors. The Executive Committee meets regularly before each meeting of the Board of Directors and may act in those cases where it is not feasible to convene a special meeting of the full Board of Directors. The Executive Committee met twelve times during the year ended June 30, 2003.

         The Executive Compensation Committee is comprised of Mr. Caldwell, Mr. Mauch, Mr. Randles and Ms. Sutton. The Executive Compensation Committee determines the compensation of Mr. Robert Hamilton. The Executive Compensation Committee met once during the year ended June 30, 2003.

         The Compensation Committee is comprised of Mr. Robert Hamilton, Mr. Caldwell and Mr. Mauch. The function of the Compensation Committee is to determine compensation for the Bank's employees, other than Mr. Robert Hamilton, and to make decisions regarding employee benefits and related matters. The Compensation Committee met once during the year ended June 30, 2003.

DIRECTOR COMPENSATION

         Each director of the Company receives $2,000 per year in fees. Each director of the Bank, except Mr. Robert Hamilton and Mr. Kyle Hamilton, receives a retainer of $11,400 per year and $550 for each full Board of Directors meeting attended. Members of the Bank's Executive Committee, except Mr. Robert Hamilton, also receive $260 for each Executive Committee meeting attended.


                       EXECUTIVE OFFICERS AND COMPENSATION

         Mr. Robert Hamilton is the President and Chief Executive Officer of the Company and Mr. Kyle Hamilton is the Vice President of the Company. Preston W. Bair, age 40, serves as the Secretary, Treasurer and Chief Financial Officer of the Company. Mr. Bair has served as Secretary and Treasurer of the Bank since 1994. Prior to 1994, Mr. Bair, a Certified Public Accountant, was a shareholder of Brott Mardis & Co., an accounting firm located in Akron, Ohio.

EXECUTIVE COMPENSATION

         The following table sets forth the compensation paid by the Bank to Mr. Robert Hamilton for the fiscal years ended June 30, 2003, 2002 and 2001. No other executive officer of the Company earned a salary and bonus in excess of $100,000 during the 2003 fiscal year.



                           Summary Compensation Table


                                      Annual Compensation (1)
                       -------------------------------------------------------

 Name and principal      Year           Salary ($)             Bonus ($)(2)         All other compensation ($)
 position

-------------------------------------------------------------------------------------------------------------------
Robert C. Hamilton       2003           $172,000 (3)             $85,000                    $28,189 (4)
  President              2002            172,000 (3)              85,000                     27,628 (4)
                         2001            172,000 (3)              85,000                     30,399 (4)

-------------------------------------------------------------------------------------------------------------------

(1) Does not include amounts attributable to miscellaneous benefits. The cost to the Bank of providing such miscellaneous benefits was less than 10% of Mr. Hamilton's total salary and bonus.

(2)      Consists of payments pursuant to the Profit Sharing Plan.

(3)      Includes directors' fees of $2,000.

(4)      Consists of the contribution to Mr. Hamilton's ESOP account.

EMPLOYMENT AGREEMENT

         The Bank has an employment agreement with Robert C. Hamilton (the "Employment Agreement"). The Employment Agreement provides for a term of three years, a salary of not less than $170,000 and performance reviews by the Board of Directors not less often than annually, at which time the Employment Agreement may be extended for a period of one year. The Employment Agreement was extended effective January 1, 2003. The Employment Agreement also provides for the inclusion of Mr. Robert Hamilton in any formally established employee benefit, bonus, pension, and profit-sharing plans for which senior management personnel are eligible and for vacation and sick leave in accordance with the Bank's prevailing policies.

         The Employment Agreement is terminable by the Bank at any time. In the event of termination by the Bank for "just cause," as defined in the Employment Agreement, Mr. Robert Hamilton will have no right to receive any compensation or other benefits pursuant to the Employment Agreement for any period after such termination. In the event of termination by the Bank other than for just cause or in connection with a "change of control," as defined in the Employment Agreement, Mr. Robert Hamilton will be entitled to a continuation of salary payments for a period of time equal to the remaining term of the Employment Agreement and a continuation of benefits substantially equal to those being provided at the date of termination of employment until the earliest to occur of the end of the term of the Employment Agreement or the date on which Mr. Robert Hamilton becomes employed full-time by another employer.

         Under certain conditions set forth in the Employment Agreement, if Mr. Robert Hamilton's employment is terminated within one year of a "change of control," he will be entitled to payment of an amount equal to three times his base salary immediately preceding the termination of his employment. In addition, Mr. Robert Hamilton will be entitled to continued coverage under the Bank's benefit plans until the earliest of the end of the term of the Employment Agreement or the date on which he is included in another employer's benefit plans as a full-time employee. The maximum that Mr. Robert Hamilton may receive, however, is limited to an amount that will not result in the imposition of a penalty tax pursuant to Section 280G(b)(3) of the Internal Revenue Code of 1986, as amended.

PROFIT SHARING PLAN

         The Bank has a non-qualified profit sharing plan for officers of the Bank (the "Profit Sharing Plan"). Annual awards are made to the Bank's officers based upon pre-established performance criteria of the Bank and individual officers. The performance criteria are established by the Board of Directors.

STOCK OPTION PLAN

         At the 1998 Annual Meeting of the Shareholders of the Company, the shareholders approved the Home Loan Financial Corporation Stock Option and Incentive Plan (the "Stock Option Plan"). The Board of Directors of the Company reserved 224,825 common shares for issuance by the Company upon the exercise of options to be granted to certain directors, officers and employees of the Company and the Bank from time to time under the Stock Option Plan. Options to purchase 49,696 common shares of the Company remain available for grant under the Stock Option Plan.

         The following table sets forth information regarding the number and value of unexercised options held by Mr. Robert Hamilton at June 30, 2003:



                                       Aggregated option exercises in last fiscal year and fiscal year-end values
                                       ----------------------------------------------------------------------------
                                                            Number of securities underlying        Value of unexercised
                             Shares                             unexercised options at           in-the-money options at
                           acquired on        Value                     6/30/03                       6/30/03 ($)(1)
Name                       exercise (#)      realized          exercisable/unexercisable        exercisable/unexercisable
----                     ---------------  -- ----------   ---  ---------------------------     --------------------------
Robert C. Hamilton           10,000          $61,100                   34,706/0                        $264,113/$0
-------------------------

(1) The value of the options was determined by multiplying the number of "in-the-money" options by the difference between the $7.69 option exercise price and the fair market value of a share of the Company's stock, which was $15.30 on June 30, 2003, based on the closing bid price reported by The Nasdaq Stock Market.

RECOGNITION AND RETENTION PLAN AND TRUST

         At the 1998 Annual Meeting of the Shareholders of the Company, the shareholders of the Company approved the RRP. The RRP purchased 89,930 shares of the Company. There are 14,862 shares available for future awards to directors, executive officers, and employees of the Company and the Bank. The awards have a five year vesting schedule.

EMPLOYEE STOCK OWNERSHIP PLAN

         The Company established the ESOP for the benefit of employees of the Company and its subsidiaries, including the Bank, who are age 21 or older and who have completed at least one year of service with the Company and its subsidiaries. In 1998, the ESOP purchased 179,860 common shares of the Company in connection with the mutual to stock conversion of the Bank. The purchase price was financed with a loan from the Company to the ESOP. As the loan is repaid, shares are allocated to the accounts of participating employees pro rata on the basis of compensation. In May 1999, the ESOP purchased an additional 54,406 shares with the proceeds from the $4.00 return of capital on the unallocated shares held by the ESOP at that time. As of August 25, 2003, 149,979 of the common shares held by the ESOP had been allocated to the accounts of participants.


                       CERTAIN TRANSACTIONS WITH THE BANK

         The Bank makes loans to executive officers and directors of the Bank in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those generally available to the Bank's customers. Such loans do not involve more than the normal risk of collectibility or present other unfavorable features.

                                    AUDITORS

         Crowe Chizek and Company LLC ("Crowe Chizek") served as the Company's auditors during the 2003 fiscal year. Management expects that a representative of Crowe Chizek will be present at the Annual Meeting, will have the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions. The Audit Committee is currently in the process of evaluating audit proposals from Crowe Chizek and other auditors for the 2004 fiscal year audit. As a result, auditors for the current fiscal year have not yet been selected.

AUDIT COMMITTEE REPORT

         The Audit Committee of the Board of Directors of the Company is comprised of Mr. Caldwell, Mr. Mauch, Mr. Randles and Ms. Sutton, all of whom are considered "independent" under Rule 4200(a)(14) of the National Association of Securities Dealers' listing standards. The Board of Directors has determined that Mr. Mauch is a financial expert. The Audit Committee met four times during the year ended June 30, 2003. The Audit Committee is responsible for overseeing the Company's accounting functions and controls, as well as recommending to the Board of Directors an accounting firm to audit the Company's financial statements. The Audit Committee reviews audit reports and related matters to ensure effective compliance with regulatory and internal policies and procedures. The Audit Committee has adopted a written charter to set forth its responsibilities (the "Charter"). The Charter was amended in June 2003 and is attached to this Proxy Statement as Exhibit A.

         As required by the Charter, the Audit Committee received and reviewed the report of Crowe Chizek regarding the results of their audit, as well as the written disclosures and the letter from Crowe Chizek required by Independence Standards Board Standard No. 1. The Audit Committee determined that the provision by Crowe Chizek of the services discussed under the heading ALL OTHER FEES below is compatible with maintaining Crowe Chizek's independence. The Audit Committee reviewed and discussed the audited financial statements with the management of the Company. A representative of Crowe Chizek also discussed with the Audit Committee the independence of Crowe Chizek from the Company, as well as the matters required to be discussed by Statement of Auditing Standards 61. Discussions between the Audit Committee and the representative of Crowe Chizek included the following:

         - Crowe Chizek's responsibilities in accordance with generally accepted auditing standards

         - The initial selection of, and whether there were any changes in, significant accounting policies or their application

         -        Management's judgments and accounting estimates

         -        Whether there were any significant audit adjustments

         -        Whether there were any disagreements with management

         -        Whether there was any consultation with other accountants

         - Whether there were any major issues discussed with management prior to Crowe Chizek's retention

         - Whether Crowe Chizek encountered any difficulties in performing the audit

         - Crowe Chizek's judgments about the quality of the Company's accounting principles

         - Crowe Chizek's responsibilities for information prepared by management that is included in documents containing audited financial statements

         Based on its review of the financial statements and its discussions with management and the representative of Crowe Chizek, the Audit Committee did not become aware of any material misstatements or omissions in the financial statements. Accordingly, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-KSB for the year ended June 30, 2003, to be filed with the SEC.

Neal J. Caldwell
Robert D. Mauch
Douglas L. Randles
Marion M. Sutton

AUDIT FEES

         During the fiscal year ended June 30, 2003, Crowe Chizek billed the Company $47,425 in fees for professional services in connection with the audit of the Company's annual financial statements and the review of financial statements included in the Company's Forms 10-QSB.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         During the 2003 fiscal year, the Company did not incur fees for professional accounting services to design, implement or manage, hardware or software that collects or generates information significant to the Company's financial statements.

ALL OTHER FEES

         During fiscal year 2003, Crowe Chizek billed the Company $10,325 in fees for services rendered by Crowe Chizek for all accounting services other than the services discussed under the headings AUDIT FEES and FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES above.


                   PROPOSALS OF SHAREHOLDERS AND OTHER MATTERS

         In order for a shareholder proposal to be eligible to be included in the proxy statement and form of proxy for the 2004 Annual Meeting of Shareholders, the proposal must be received by the Company no later than May 14, 2004. If a shareholder intends to present a proposal at the 2004 Annual Meeting of Shareholders but the Company does not receive notice of the proposal until after May 14 , 2004, the Company is not required to include the proposal in the proxy statement or form of proxy. If the shareholder gives notice of such a proposal to the Company before July 29, 2004, however, and the Company does not address the proposal in the proxy statement, the Company's management proxies for the 2004 Annual Meeting will not confer discretionary authority to vote upon the proposal. If the Company does not have notice of such a proposal before July 29, 2004, the Company's management proxies will confer discretionary authority to vote upon the proposal without addressing the proposal in the proxy statement.

         Management knows of no other business which may be brought before the Annual Meeting. It is the intention of the persons named in the enclosed Proxy to vote such Proxy in accordance with their best judgment on any other matters which may be brought before the Annual Meeting.


         YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO FILL IN, SIGN AND RETURN THE PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE.

                                          By Order of the Board of Directors



Coshocton, Ohio                           Robert C. Hamilton
September 12, 2003                        Chairman

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                                    EXHIBIT A

                             AUDIT COMMITTEE CHARTER
                         HOME LOAN FINANCIAL CORPORATION


ORGANIZATION

There shall be a committee of the board of directors to be known as the Audit Committee (the "Committee"). The audit committee shall be composed of directors who are independent of the management of the Company and free of any relationship that, in the opinion of the board of directors, would interfere with their exercise of independent judgment as a committee member. All members of the Committee shall have a working familiarity with the basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or an outside consultant. Satisfaction of these independence and financial literacy requirements shall be determined in accordance with the applicable rules of the Securities and Exchange Commission and The Nasdaq Stock Market, Inc.

STATEMENT OF POLICY

The Committee shall oversee the accounting and financial reporting processes and the audits of the financial statements of the Company and its subsidiaries. In so doing, it is the responsibility of the Committee to maintain free and open means of communication between the directors, the independent auditors, and the financial management of the Company.

RESPONSIBILITIES

In carrying out its duties and responsibilities, the Committee shall:

1. Review and update this Charter periodically, at least annually, as conditions dictate.

2. Meet as circumstances dictate. As part of its job, the Committee should meet at least four times each year. The Committee shall periodically meet with management and the independent accountants in separate executive sessions to discuss any matters that the Committee believes should be discussed privately. In addition, the Committee should meet with the independent accountants and management quarterly to review the Company's financial statements consistent with any governmental reporting and 10-QSB filings with the Securities and Exchange Commission.

3. Select, retain and terminate, when appropriate, the independent auditor, set sole auditor's compensation and pre-approve all audit services to be provided by the independent auditor.

4. Pre-approve all permitted non-audit services to be performed by the independent auditor and may establish policies and procedures for the engagement of the independent auditor or any other accounting firm to provide permitted non-audit services.

5. Review and discuss with management the Company's annual financial statements and the independent accountant's opinion rendered with respect to such financial statements.

6. Communicate to the independent accountant that they are ultimately accountable to the Committee.

7. Ensure that the independent accountant submit to the Committee periodically a formal written statement delineating all relationships between the independent accountant and the Company, consistent with Independence Standards Board Standard 1 ("ISBS No. 1"), and engage in active dialog with the independent accountant about all disclosed relationships or services that may impact the objectivity and independence of the independent accountant.

8. Review the performance of the independent accountant and consult with the independent accountant out of the presence of management about internal controls and the completeness and accuracy of the Company's financial statements. The Committee's review should include the matters required to be discussed by Statement on Auditing Standards No. 61 ("SAS No. 61") and an explanation from the independent accountant of the factors considered by the independent accountant in determining the audit's scope. The independent accountant should confirm that no limitations have been placed on the scope or nature of the audit.

9. Following the completion of the annual audit, review separately with each of management and the independent auditors any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

10. Review any significant disagreement among management and independent accountants in connection with the preparation of financial statements.

11. Receive communications, if any, from the independent accountant with respect to interim financial information before the filing of the Quarterly Report on Form 10-QSB with the Securities and Exchange Commission and discuss such communications with management of the Company. The chair of the Committee may represent the entire Committee for purposes of this receipt of communications and discussion with management.

12. Prepare a report to be included in the Proxy Statement for the Company's annual meeting of shareholders. As required by the regulations of the Securities and Exchange Commission, the report must state whether the Committee has (i) reviewed and discussed the audited financial statements with management; (ii) discussed with the independent accountant the matters required to be discussed by SAS No. 61; (iii) received and discussed with the independent accountant the matters required by ISBS No. 1; and (iv) recommended to the board of directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the last fiscal year. The name of each Committee member must appear below the report.

13. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters.

14. Establish procedures for the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

15. With input from the independent auditors and management, shall determine the appropriate time frame as to institution size, number of employees and diversification of the business, to establish an internal audit program for the institution, including setting the employment requirements for an internal auditor.

16. Review accounting and financial human resources and succession planning within the Company.

17. Submit the minutes of all meetings of the Committee to, or discuss the matters from each Committee meeting with the board of directors.

18. Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel and other advisors for this purpose if, in its judgment, that is appropriate. It may also perform any other activity consistent with this Charter, the Company's By-laws and governing law, as the Committee or the board of directors deems necessary or appropriate.

                                 REVOCABLE PROXY
                         HOME LOAN FINANCIAL CORPORATION

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                         HOME LOAN FINANCIAL CORPORATION

                         HOME LOAN FINANCIAL CORPORATION
                       2003 ANNUAL MEETING OF SHAREHOLDERS
                                OCTOBER 14, 2003

         The undersigned shareholder of Home Loan Financial Corporation ("HLFC") hereby constitutes and appoints Robert C. Hamilton and Neal J. Caldwell, or either one of them, as the Proxy or Proxies of the undersigned with full power of substitution and resubstitution, to vote at the Annual Meeting of Shareholders of HLFC to be held at the main office of HLFC, 401 Main Street, Coshocton, Ohio 43812, on October 14, 2003, at 4:30 p.m. local time (the "Annual Meeting"), all of the shares of HLFC which the undersigned is entitled to vote at the Annual Meeting, or at any adjournment thereof, on each of the following proposals, all of which are described in the accompanying Proxy Statement:

1.       The election of five directors:    For      Withhold    For All Except
                                            [ ]         [ ]           [ ]

The election of two directors for terms expiring in 2004:

         Neal J. Caldwell          Douglas L. Randles

The election of three directors for terms expiring in 2005:

         Robert C. Hamilton          Robert D. Mauch          Marion M. Sutton

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK "FOR ALL EXCEPT" AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.

-----------------------------------------------------------------------

2. In their discretion, upon such other business as may properly come before the Annual Meeting or any adjournments thereof.

         The Board of Directors recommends a vote "FOR" the nominees listed above.

         This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. UNLESS OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED FOR PROPOSAL 1.

         All Proxies previously given by the undersigned are hereby revoked. Receipt of the Notice of the 2003 Annual Meeting of Shareholders of HLFC and of the accompanying Proxy Statement is hereby acknowledged.

         Please sign exactly as your name appears on your Stock Certificate(s). Executors, Administrators, Trustees, Guardians, Attorneys and Agents should give their full title.

Please be sure to sign and date             Date
this Proxy in the box below.                ------------------------------

----------------------------                ------------------------------
Shareholder sign above                      Co-holder (if any) sign above

   DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED.

                         HOME LOAN FINANCIAL CORPORATION

PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED FOR MAILING IN THE U.S.A.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

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